[Sutherland Asbill & Brennan LLP Letterhead]

CONSENT OF SUTHERLAND ASBILL & BRENNAN LLP

We consent to the reference to our firm in the Statement of Additional Information included in Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 for the Century II variable annuity, issued through Kansas City Life Variable Annuity Separate Account (File No. 033-89984). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

SUTHERLAND ASBILL & BRENNAN LLP

By:      /s/W. Thomas Conner
               W. Thomas Conner

Washington, D.C.
April 29, 2003